
MOVING WATER. MOVING ENERGY.
MOVING FORWARD.

Q1 2026
Earnings Presentation

April 28, 2026

Franklin Electric

Safe Harbor Statement

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including those relating to market conditions or the Company's financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company's business and industry, weather conditions, new housing starts, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs, technology factors, integration of acquisitions, litigation, government and regulatory actions, changes in tariffs or the impact of any such changes on the Company's financial results, the Company's accounting policies, future trends, epidemics and pandemics, and other risks which are detailed in the Company's Securities and Exchange Commission filings, included in Item 1A of Part I of the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2025, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company's Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements.

Q1 2026 Key messages

Franklin Electric



- **Strong Q1 results in all three segments** with volume growth.
- **Organic sales growth across end markets.** Good pricing discipline and execution.
- **Disciplined strategy execution** led to solid earnings growth in softer markets.
- **Healthy Q1 order trends and backlog.** Well-positioned in the face of **tariffs and global uncertainty.**
- **Healthy balance sheet** to invest for growth and share buyback.
- Several **Value Acceleration Office** initiatives underway or implemented.

Q1 2026 Overview [1]

- **Financial Performance:**
  - **Sales of $500.4M**, up 10% YoY
  - **Gross Margin of 35.0%,** down 100bps
  - **SG&A of 24.6%,** down 170bps
  - **Adjusted Operating income of $52.0M**, up 17% YoY, with adjusted operating margin of 10.4%
  - **GAAP EPS of $0.77, Adjusted EPS of $0.83**, up 24% YoY
- **Solid execution** despite macroeconomic challenges.
- **Higher volume** in in all segments.
- **Disciplined pricing** across all segments.


SALES
$455M
$500M
+10% YoY
Q1 2025
Q1 2026


ADJUSTED OPERATING INCOME
$44M
$52M
+17% YoY
Q1 2025
Q1 2026


ADJUSTED EPS
$0.67
$0.83
+24% YoY
Q1 2025
Q1 2026

[1] Non-GAAP financial metrics referenced in this slide include Adjusted Operating Income and Adjusted EPS. A reconciliation to comparable U.S. GAAP measures can be found herein.

Franklin Electric

OUR VALUE CREATION FRAMEWORK

GROWTH ACCELERATION

- ✓ Strong revenue with **all segments growing**
- ✓ Strategy focused on **faster growing markets and regions**
- ✓ **Innovation as a key focus** with over 35 new products contributing a **projected ~$160M** in **new revenue** by year three
- ✓ Enhancing and **expanding our channel** in our most important markets

RESILIENT MARGINS

- ✓ **Key 2025 margin improvement efforts** in Distribution and Water treatment showing progress (**+210bps and +410bps**)
- ✓ **Value Acceleration Office** ramping to 100bps productivity
- ✓ Improved **strategic pricing focus,** offset tariffs
- ✓ Consolidation of key business systems

INVESTMENTS & CAPITAL

- ✓ **Key 2025 acquisitions** to support faster growing markets and geographies
- ✓ Healthy funnel with good strategic M&A options
- ✓ **Corporate development** upgraded as a strategic capability focuses on targeted M&A
- ✓ **Consistent dividend growth** for 34 years

TALENT CENTRIC

- ✓ **Key executive adds and internal talent promotions to** strengthen our team
- ✓ Ongoing effort to **enhance our cultural alignment** focused on collaboration and growth
- ✓ **Safety focus** showing our employee commitment

OUR BUSINESS SEGMENTS


13%
31%
56%
$2.176B REVENUE
29%
11%
60%
$277.4M ADJ. OP INCOME
Q1-26 TTM
Water Systems
Distribution
Energy Systems

Q1 2026 Adjusted EPS Performance [1]



$0.77
$0.06
$0.83
$0.67
+24%
Q1 2026 Reported EPS
Restructuring expenses
Adjusted Q1 2026 EPS
Adjusted Q1 2025 EPS

"The 24% year over year expansion in adjusted diluted EPS was primarily driven by the expansion in our adjusted operating income year over year"



[1] Non-GAAP financial metrics referenced in this slide include Adjusted EPS. A reconciliation to comparable U.S. GAAP measures can be found herein.

Franklin Electric

Q1 2026 Performance [1]

SALES


$455M
$27M
$9M
$10M
$500M
10% YoY
6%
2%
2%
Q1 2025
Volume/Price
Acquisitions
FX, net
Q1 2026

Sales of $500.4M increased 10% YoY

- Favorable pricing in all three Segments
- Higher volumes in all three Segments
- Acquisitions in Water and Distribution added 2% of growth

ADJUSTED OPERATING INCOME


$44M
$11M
($3M)
$52M
17% YoY
9.7%
10.4%
Q1 2025
Gross Profit
SG&A
Q1 2026

Adj. Operating Income of $52.0M increased 17% YoY

- Gross profit up on higher sales
- Higher SG&A expenses primarily due to acquisition-related costs, but improved leverage by 170bps

[1] Non-GAAP financial metrics referenced in this slide include Adjusted Operating Income. A reconciliation to comparable U.S. GAAP measures can be found herein.

Franklin Electric

Water Systems Q1 2026 Performance [1]

SALES


$287M
$13M
$9M
$10M
$318M
11% YoY
4%
3%
3%
Q1 2025
Volume/Price
Acquisitions
FX, net
Q1 2026

Sales of $318.0M increased 11% YoY

- Favorable pricing and higher volumes
- Acquisitions added 3% of growth
- Above market growth in Water Treatment & Australia mine dewatering

ADJUSTED OPERATING INCOME


$43M
$8M
($3M)
$48M
11% YoY
15.1%
15.2%
Q1 2025
Gross Profit
SG&A
Q1 2026

Adj. Operating Income of $48.2M increased 11% YoY

- Gross profit up on favorable price and higher volumes
- Higher SG&A expenses primarily due to acquisition-related costs and FX, but improved leverage by 90bps

[1] Non-GAAP financial metrics referenced in this slide include Adjusted Operating Income. A reconciliation to comparable U.S. GAAP measures can be found herein.

Distribution Q1 2026 Performance [1]

SALES


$142M
$9M
$0M
$0M
$151M
6%
YoY
6%
0%
0%
Q1 2025
Volume/Price
Acquisitions
FX, net
Q1 2026

ADJUSTED OPERATING INCOME


$2M
$2M
($1M)
$3M
30%
YoY
1.6%
2.0%
Q1 2025
Gross Profit
SG&A
Q1 2026

Sales of $150.9M increased 6% YoY

- Higher mix of volume growth than price realization
- Volume growth from OSI program & other initiatives in relatively stable market with a favorable outlook
- Expanding reach into wastewater and water treatment

Adj. Operating Income of $3.0M increased 30% YoY

- Gross profit up on volume growth, partially offset by year over year cost variances
- Higher SG&A expenses due to merit increase, but improved leverage by 100bps

[1] Non-GAAP financial metrics referenced in this slide include Adjusted Operating Income. A reconciliation to comparable U.S. GAAP measures can be found herein.

Energy Q1 2026 Performance [1]

SALES



$67M
$5M
$0M
$0M
$72M
7% YoY
7%
0%
0%
Q1 2025
Volume/Price
Acquisitions
FX, net
Q1 2026

ADJUSTED OPERATING INCOME



$22M
$2M
$0M
$24M
11% YoY
32.8%
33.7%
Q1 2025
Gross Profit
SG&A
Q1 2026

Sales of $71.8M increased 7% YoY

- Higher volumes and favorable pricing
- International growth in India
- Healthy backlog, orders and book to bill

Adj. Operating Income of $24.2M increased 11% YoY

- Gross profit up on higher sales volume and favorable price/cost and operational efficiency
- Slightly lower SG&A expenses from cost management, and improved leverage by 140bps

[1] Non-GAAP financial metrics referenced in this slide include Adjusted Operating Income. A reconciliation to comparable U.S. GAAP measures can be found herein.

Balance Sheet and Cash Flow[1]

$80M
Cash Balance

$144M
Net Debt

0.5x
Net Debt to EBITDA

0.12M
Shares repurchased in Q1

Free Cash Flow


$206M
$147M
-$26M
-$50M
Q1 2025
Q1 2026
2025 TTM
2026 TTM

Cash Flow From Operations


$243M
$198M
-$20M
-$41M
Q1 2025
Q1 2026
2025 TTM
2026 TTM

[1] Non-GAAP financial metrics referenced in this slide include net debt/cash, free cash flow, and net debt to EBITDA. A reconciliation to comparable U.S. GAAP measures can be found herein.

2026 Outlook

Franklin Electric



SALES
Unchanged
$2.17 to $2.24 Billion
(up LSD to MSD)

Adjusted EPS
Unchanged
$4.40 to $4.60
(up MSD to LDD)

HIGHLIGHTS

- **Continued top line growth** despite ongoing soft macroeconomic environment (housing market, interest rates)
- **Solid underlying demand** in core markets, healthy demand trend, solid backlog
- Internal initiatives to **expand margins**
- **Monitoring geopolitical landscape** with robust risk mitigation plans in place
- **Tariff refund** not forecasted, submitted request
- **Maintaining strong balance sheet** and **deploying capital with max ROIC mindset**
- **Remain confident in our long-term strategy**

LSD = low-single digits, MSD = mid-single digits, HSD = high-single digits, LDD = low-double digits

Distribution Segment: Headwater Companies

- We have built a leading channel in our industry bringing together leading product, services, and technology.
- Distribution and support through **84 branches in 38 states with over 650 OSI locations** to address market growth trends.
- This gives us a unique advantage—we can **align product design, system distribution, and support under one umbrella**.
- We provide **comprehensive solutions** in the **groundwater, water treatment, water management** and **irrigation verticals** through access to **industry leading brands** at **competitive prices**, backed by **technical expertise**

End-Market



58%
13%
15%
14%
Residential
Agriculture
Commercial & Industrial
Municipal & Utility

We Help Our Customers Win

- INVENTORY MANAGEMENT SOLUTIONS
- TECHNOLOGY SOLUTIONS
- PRODUCT SOLUTIONS
- STRATEGIC PARTNERSHIP

We Win With Our Customers

- CROSS-POLLINATION
- FE PULL THROUGH
- FOOTPRINT
- OSI PROGRAM
- TECHNOLOGY
- MARGIN AND PRODUCTIVITY



2M
Gicon Pumps & Equipment
Western Hydro
Headwater Wholesale
Valley Milan
OSI
Blake Equipment

HEADWATER COMPANIES

2025 Results: Revenue $701M | GP% 27.1%

Closing Thoughts

Franklin Electric


EVO™
ONE
ONE COMPLETE SYSTEM
AT A PRICE YOU CAN'T IGNORE

- Solid start to 2026, all businesses performing well despite market uncertainty
- Solid backlog and book to bill



- Confident in sales growth and margin expansion in '26
- Mitigation strategies in place to continue to offset tariff impacts



- Continued confidence in our long-term strategy
- We are an attractive portfolio with great opportunities to grow


+$0.250
3.85%
+$0.230
3.72%
+$0.130
1.91%
-$0.080

Franklin Electric

Non-GAAP Reconciliations

Non-GAAP Reconciliations

Franklin Electric

To supplement Franklin Electric's consolidated financial statements presented on a U.S. GAAP basis, the company discloses certain non-GAAP financial measures. These non-GAAP financial measures are not in accordance with generally accepted accounting principles in the United States.

Non-GAAP financial measures may enhance an understanding of the company's operations and may facilitate an analysis of those operations, particularly in evaluating performance from one period to another. Management believes that non-GAAP financial measures, when used in conjunction with the results presented in accordance with U.S. GAAP and the company's reconciliations to corresponding U.S. GAAP financial measures (which are included in the tables accompanying this presentation), may enhance an investor's overall understanding of the company's past financial performance and prospects for the future. Accordingly, management uses these non-GAAP measures internally in financial planning and to monitor business performance. This information should be considered in addition to, and not as substitutes for, information prepared in accordance with U.S. GAAP.

Franklin Electric strongly encourages investors to review its consolidated financial statements and publicly-filed reports in their entirety and cautions investors that the non-GAAP measures used by the company may differ from similar measures used by other companies, even when similar terms are used to identify such measures. Non-GAAP financial measures used in this presentation include: adjusted diluted EPS, adjusted operating income and margin, net debt/cash, net debt/cash to EBITDA, and free cash flow.

Franklin Electric

Reconciliation of Non-GAAP Financial Measure

Adjusted Operating Income and Margin
$ in Millions

Operating Income and Margins	For the First Quarter 2026									
		Water		Energy		Distribution		Other/Elims		Consolidated
GAAP Operating Income / (Loss)	$	44.4	$	24.2	$	3.0	$	(23.5)	$	48.1
% Operating Income To Net Sales		14.0%		33.7%		2.0%				9.6%
Restructuring, gross of tax	$	3.9	$	-	$	-	$	-	$	3.9
Non-GAAP Adjusted Operating Income / (Loss)	$	48.3	$	24.2	$	3.0	$	(23.5)	$	52.0
% Adjusted Operating Income to Net Sales		15.2%		33.7%		2.0%				10.4%

Operating Income and Margins	For the First Quarter 2025									
		Water		Energy		Distribution		Other/Elims		Consolidated
GAAP Operating Income / (Loss)	$	43.4	$	21.9	$	2.1	$	(23.3)	$	44.1
% Operating Income To Net Sales		15.1%		32.8%		1.5%				9.7%
Restructuring, gross of tax	$	-	$	-	$	0.2	$	-	$	0.2
Non-GAAP Adjusted Operating Income / (Loss)	$	43.4	$	21.9	$	2.3	$	(23.3)	$	44.3
% Adjusted Operating Income to Net Sales		15.1%		32.8%		1.6%				9.7%

Reconciliation of Non-GAAP Financial Measure

Franklin Electric

Adjusted Diluted EPS

$

	For the First Quarter					For the Full Year of				
		2026		2025	Change		2026		2025	Change
Diluted Earnings per Share "EPS" (as reported - US GAAP)	**$**	**0.77**	**$**	**0.67**	**15%**	**$**	**0.77**	**$**	**0.67**	**15%**
Restructuring	$	0.06	$	0.00		$	0.06	$	0.00	
Adjusted Diluted EPS (non-GAAP)	**$**	**0.83**	**$**	**0.67**	**24%**	**$**	**0.83**	**$**	**0.67**	**24%**

Reconciliation of Non-GAAP Financial Measure

Franklin Electric

Total Debt to Net Debt (Cash) and Net Debt to EBITDA
$ in Millions

	As of December 31, 2025		As of March 31, 2026	
Total debt	$	167	$	224
Less: cash and cash equivalents	$	(100)	$	(80)
Net (cash) debt	$	67	$	144

	Three months ended March 31, 2026		Three months ended March 31, 2025		Twelve months ended December 31, 2025		Twelve months ended March 31, 2026	
Net income	$	35	$	31	$	149	$	152
Depreciation and amortization	$	17	$	14	$	63	$	65
Income tax expense	$	11	$	10	$	46	$	47
Interest expense	$	2	$	2	$	11	$	11
EBITDA	$	65	$	58	$	268	$	275
Net debt to EBITDA as of March 31, 2026								0.5

Franklin Electric

Reconciliation of Non-GAAP Financial Measure

Operating Cash Flow to Free Cash Flow
$ in Millions

	2026 Q1	2026 Q2	2026 Q3	2026 Q4	2026 YTD	2025 Q1	2025 Q2	2025 Q3	2025 Q4	2025 YTD
Cash flows from operating activities	$ (40.9)				$ -	$ (19.5)	$ 51.5	$ 102.7	$ 84.7	$ 238.9
Cash flows from investing activities	$ (9.5)				$ -	$ (116.1)	$ (11.2)	$ (9.8)	$ (136.1)	$ (157.1)
Cash flows from financing activities	$ 32.6				$ -	$ (2.6)	$ (19.5)	$ (90.1)	$ (87.7)	$ (197.3)
					$ -					$ -
Cash flows from operating activities	$ (40.9)	$ -	$ -	$ -	$ -	$ (19.5)	$ 51.5	$ 102.7	$ 84.7	$ 238.9
Capital expenditures	$ (9.5)				$ -	$ (6.8)	$ (11.6)	$ (11.4)	$ (22.3)	$ (45.3)
Proceeds from sale of property, plant and equipment	$ 0.4				$ -	$ 0.4	$ 0.3	$ 1.9	$ 0.7	$ 2.9
Free cash flow	$ (50.0)	$ -	$ -	$ -	$ -	$ (25.9)	$ 40.2	$ 93.2	$ 63.1	$ 196.5



Thank You!

Jennifer Wolfenbarger CFO
Dean Cantrell, Director IR

InvestorRelations@FELE.com

260-824-2900